Income Tax	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Income Tax
Income Tax

9.     Income Tax

The Company’s quarterly income tax provision is calculated using an estimated annual effective income tax rate ("ETR") based on actual historical information and forward-looking estimates. The Company’s estimated annual ETR may fluctuate due to changes in forecasted annual pre-tax income, changes in the jurisdictional mix of forecasted pre-tax income, and changes to actual or forecasted permanent book to tax differences (e.g., non-deductible expenses). In addition, the Company’s ETR for a particular reporting period may fluctuate as the result of changes to the valuation allowance for net deferred tax assets, the impact of anticipated tax settlements with federal, state, or foreign tax authorities, or the impact of tax law changes. The Company identifies items that are unusual and non-recurring in nature and treat these as discrete events. The tax effect of these discrete events is booked entirely in the quarter in which they occur.

During the three and nine months ended September 30, 2021, the Company recorded an income tax provision of $3.3 million and $8.4 million, respectively, resulting in an effective tax rate of 29.2% and 89.3%, which includes an annualized effective tax provision of $3.3 million and $2.7 million (representing an effective tax rate of 29.2% and 29.1%) and discrete items relating primarily to transaction costs and state tax refunds of $0 and $5.6 million (representing an effective tax rate of 0.0% and 60.2%), respectively. During the three and nine months ended September 30, 2020, the Company recorded an income tax benefit of $1.4 million and an income tax provision of $2.0 million, respectively, resulting in an effective tax rate of (31.1%) and 13.8%, respectively. These effective tax rates differ from the U.S. federal statutory rate primarily due to the effects of differing treatment of transaction costs between book and tax, foreign tax rate differences, U.S. tax on foreign operations, and U.S. state/local taxes.

The COVID-19 (as defined herein) pandemic has a global reach, and many countries are introducing measures that provide relief to taxpayers in a variety of ways. In March 2020, the U.S. government enacted tax legislation containing provisions to support businesses during the COVID-19 pandemic (the “CARES Act”), including deferment of the employer portion of certain payroll taxes, refundable payroll tax credits, and technical amendments to tax depreciation methods for qualified improvement property. The CARES Act did not have a material impact on the Company’s income tax provision for the three and nine months ended September 30, 2021.

A valuation allowance has been established against a non-material amount of certain net foreign deferred tax assets and US tax loss carryforward. All other net deferred tax assets have been determined to be more likely than not realizable.

The Company and its subsidiaries file income tax returns with the Internal Revenue Service (“IRS”) and various state and international jurisdictions. The Company’s Israeli subsidiary is under audit by the Israeli Tax Authority for the 2016-2018 tax years. This examination may lead to ordinary course adjustments or proposed adjustments to the Company’s taxes. Aside from this, the Company is not currently under audit in any other jurisdiction.

On August 31, 2021, the Company acquired all of the outstanding stock of Meetrics, a German corporation, in a sale treated as a non-taxable event at the corporate level. The Company has calculated a preliminary tax basis balance sheet and deferred tax impact of the acquisition. The Company has recorded a deferred tax liability of $2.9 million relating to varying tax and book basis differences of intangible assets and goodwill.

In addition, Meetrics maintains net operating loss carryforwards of approximately $5.0 million through December 31, 2020. Based on a preliminary review of all positive and negative evidence, it appears to not be more likely than not that Meetrics will be able to utilize these loss carryforwards. Therefore, a deferred tax asset of $1.5 million has been recorded, which is fully offset by a valuation allowance.

9. Income Tax

The components of income (loss) before income tax (benefit) provision are as follows:

	Year ended December 31,
	2020	2019	2018
Domestic	$10,017	$28,690	$2,454
Foreign	7,292	6,670	(474)
Income before income taxes	$17,309	$35,360	$1,980

Income tax provision (benefit) is as follows:

	Year ended December 31,
(in thousands)	2020	2019	2018
Current
Federal	$176	$3,524	$—
State	636	4,776	594
Foreign	1,181	1,756	371
Total current tax provision	$1,993	$10,056	$965
Deferred
Federal	$(3,608)	$1,830	$(1,134)
State	(1,542)	151	(916)
Foreign	13	16	(112)
Total deferred tax provision (benefit)	$(5,137)	$1,997	$(2,162)
Income tax provision (benefit)	$(3,144)	$12,053	$(1,197)

A reconciliation of the statutory U.S. income tax rate to the effective income tax rate is as follows:

	Year ended December 31,
	2020	2019	2018
Statutory federal tax rate	21.0%	21.0%	21.0%
State taxes	(7.5)%	11.1%	(45.5)%
Tax credits	(7.3)%	(2.2)%	—%
Foreign taxes	(1.8)%	0.7%	12.8%
Non‑deductible items and other	(2.4)%	1.1%	16.3%
Change in valuation allowance	2.3%	—%	4.4%
Change in statutory rates	—%	—%	(83.1)%
Changes in tax reserves	8.6%	0.4%	15.3%
Provision to return adjustment	(13.5)%	—%	(1.6)%
Global Intangible Low Tax Income	1.1%	1.9%	—%
Non‑cash compensation	(18.7)%	0.1%	—%
Effective tax rate	(18.2)%	34.1%	(60.4)%

Income Tax Provision (Benefit)

The Company’s effective tax rate for the year ended December 31, 2020 was lower than the U.S. federal statutory income tax rate primarily due to the impact of non-deductible non-cash compensation, certain tax credits, foreign taxes, provision to return adjustments and the impact of other permanent book-tax differences. For the year ended December 31, 2019, the Company’s effective tax rate was higher than the U.S. federal statutory income tax rate primarily due to the impact of state and local income taxes, certain tax credits, and the impact of other permanent book-tax differences. For the year ended December 31, 2018, the Company’s effective tax rate was lower than the U.S. federal statutory income tax rate primarily due to a one-time tax benefit of return to provision adjustments related to deductible transaction costs, offset by state and local income taxes, changes in statutory rates, and other permanent book-tax differences.

Deferred Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The following table details the components of deferred tax assets and liabilities as of December 31, 2020:

	As of December 31,
(in thousands)	2020	2019
Deferred tax assets:
Allowance for doubtful accounts	$1,819	$1,366
Accrued expenses and other	5,307	4,026
Net operating losses	1,298	1,978
Gross deferred tax assets	8,424	7,370
Valuation allowance	(484)	(88)
Net deferred tax assets	$7,940	$7,282
Deferred tax liabilities:
Purchased intangibles	$(35,561)	$(41,180)
Depreciation and amortization	(3,715)	(2,574)
Total deferred tax liabilities	(39,276)	(43,754)
Net deferred tax liabilitiy	$(31,336)	$(36,472)

The Company has not recorded a deferred tax liability for foreign withholding or other foreign local tax on the undistributed earnings from the Company’s international subsidiaries as such earnings are considered to be indefinitely reinvested.

Tax Valuation Allowance

The Company’s deferred tax assets and liabilities are primarily comprised of purchased intangibles, book to tax differences in depreciation and amortization, book and tax differing treatment of accruals, and net operating losses. As of each reporting date, management considers new evidence, both positive and negative, that could impact management’s view with regard to the future realization of deferred tax assets. As of December 31, 2020, (i) the Company’s taxable temporary differences will provide sufficient US future taxable income to realize the US deferred tax assets and (ii) the Company’s projected future pre-tax book income in the US and respective foreign countries is expected to provide sufficient taxable income to realize the deferred tax assets within each jurisdiction’s respective statutory carryforward period. Based on this analysis, the Company has concluded that it is more likely than not that the Company will realize most of its US and foreign deferred taxes assets. A valuation allowance is assessed to a small amount of foreign capital losses and US tax loss carryforwards.

Net Operating Loss and Credit Carryforwards

As of December 31, 2020, the Company had a Federal net operating loss carryforward of approximately $0.3 million and a state net operating loss carryforward of approximately $10.9 million. In addition, the Company had loss carryforwards for various foreign countries where the Company has business operations. The aggregate amount of foreign loss carryover is not material as of December 31, 2020. Federal net operating loss carryforwards can be used to offset against taxable income in the future and begin to expire in 2031. The Company utilized approximately $3.0 million and $2.7 million of Federal and state net operating loss carryforwards, respectively, in 2020. Utilization of Federal net operating loss carryforwards may be subject to annual limitations due to the “change in ownership” provisions of the Internal Revenue Code of 1986 and similar state provisions. The Company’s net operating loss carryforwards are subject to the annual limitation under Section 382 of the Internal Revenue Code.

Uncertain Tax Positions

The Company’s income tax returns are open to examination by federal and state authorities for the tax years ended December 31, 2016 and later. However, the Company believes that its tax positions are all highly certain of being upheld upon examination and intends to defend those positions if challenged by the Internal Revenue Services or another taxing jurisdiction.

For uncertain tax positions, the Company uses a more-likely-than-not recognition threshold based on the technical merits of the tax position taken. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefits determined on a cumulative probability basis, which are more-likely-than-not to be realized upon ultimate settlement in the financial statements. The Company has unrecognized tax benefits, which are tax benefits related to uncertain tax positions which have been or will be reflected in income tax filings that have not been recognized in the financial statements due to potential adjustments by taxing authorities in the applicable jurisdictions. The Company’s liabilities for unrecognized tax benefits, which include interest and penalties, were $1.9 million and $0.6 million as of December 31, 2020 and 2019, respectively. The amount of unrecognized tax benefits that, if recognized, would affect the Company’s effective tax rate are $1.8 million and $0.5 million as of December 31, 2020 and 2019, respectively and include the federal tax benefit of state deductions. The Company anticipates that no unrecognized tax benefits will reverse during the next year due to the expiration of statutes of limitation.

Changes in the Company’s unrecognized tax benefits are as follows:

	For the Years
	Ended
	December 31,
(in thousands)	2020	2019
Beginning balance	$595	$383
Increase related to tax positions of prior years	—	—
Increase related to tax positions of the current year	1,496	212
Decrease related to tax positions of prior years	(212)	—
Decrease due to lapse in statutes of limitations	—	—
Ending balance	$1,879	$595